UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2021
MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Adoption of Proxy Access
On May 27, 2021, the Shareholders of MiMedx Group, Inc. (the "Company") approved Amendment No. 1 the Company’s Bylaws (the “Proxy Access Bylaw”) to provide for proxy access, which will allow eligible shareholders (as defined in the Proxy Access Bylaw) who comply with the requirements set forth in the Bylaws to include their own nominees for director in the Company’s proxy materials along with the candidates nominated by the Board. A description of the Proxy Access Bylaw and a copy the Proxy Access Bylaw were included in the Company’s Definitive Proxy Statement filed with the SEC on April 30, 2021 and are incorporated herein by reference. Following approval by the shareholders, the Proxy Access Bylaw became effective on May 27, 2021. The preceding summary is qualified in its entirety by reference to the Proxy Access Bylaw, which is filed hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 27, 2021, the Company held its 2021 Annual Meeting of shareholders (the “2021 Annual Meeting”). At the 2021 Annual Meeting, shares of Company common stock and Series B Preferred Stock representing 99,585,181 votes (i.e., approximately 75.7% of the votes entitled to be cast at the 2021 Annual Meeting) were represented in person or by proxy.

At the 2021 Annual Meeting, shareholders of the Company: (1) elected M. Kathleen Behrens, K. Todd Newton, and Timothy R. Wright as Class II directors; (2) elected Phyllis Gardner as a Class III director; (3) approved an advisory resolution regarding executive compensation; (4) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; (5) approved an amendment to the Articles to declassify the board of directors of the Company (the “Board”); (6) approved an amendment to the Articles to reduce the ownership threshold to call a special shareholders’ meeting; and (7) approved an amendment to the Company’s Bylaws to adopt proxy access. Set forth below is information regarding the votes cast for each proposal:

Proposal 1: Election of Class II Directors.

	For	Abstain/ Withhold	Broker Non-Votes
M. Kathleen Behrens	66,034,419	2,771,640	30,779,122
K. Todd Newton	67,793,538	1,012,521	30,779,122
Timothy R. Wright	65,517,328	3,288,731	30,779,122

Proposal 2: Election of Class III Director.

	For	Abstain/ Withhold	Broker Non-Votes
Phyllis Gardner	57,920,747	10,883,717	30,779,122
Proposal 3: Advisory approval of executive compensation.

For	Against	Abstain	Broker Non-Votes
51,552,916	14,557,553	2,695,590	30,779,122
Proposal 4: Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

For	Against	Abstain	Broker Non-Votes
98,912,496	547,736	124,949	N/A

Proposal 5: Approved of an amendment to the Articles to declassify the Board.

For	Against	Abstain	Broker Non-Votes
67,640,744	1,001,646	163,669	30,779,122

Proposal 6: Approval of an amendment to the Articles to reduce the ownership threshold to call a special shareholders’ meeting.

For	Against	Abstain	Broker Non-Votes
67,315,117	1,295,932	195,010	30,779,122

Proposal 7: Approval of an amendment to the Company’s Bylaws to adopt proxy access.

For	Against	Abstain	Broker Non-Votes
69,915,813	686,839	203,407	300,779,122

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Amendment No. 1 to the Company’s Bylaws (the “Proxy Access Bylaw”) effective May 27, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: June 2, 2021	By:	/s/ Peter M. Carlson
Peter M. Carlson Chief Financial Officer